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                                                                   EXHIBIT 10(q)
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              Written Description of Other Executive Compensation
                   Arrangements of Union Pacific Corporation
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     Union Pacific Corporation and its subsidiaries make available benefits to certain of their executive officers in the form of annual physical examinations, financial planning, tax planning and return preparation assistance, excess general liability insurance, club memberships and home security systems.